UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008 (June 20, 2008)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and restates the Current Report of Tennessee Commerce Bancorp, Inc. (the “Company”) on Form 8-K as filed with the Securities and Exchange Commission on June 23, 2008 (the “Original Filing”). This Amendment corrects a typographical error on page A-1-2 of the Declaration (as hereinafter defined) filed as Exhibit 4.2 by deleting the reference to First Tennessee Bank National Association. Except for the correction of this typographical error, the Amendment does not update, modify or amend the Original Filing and all other information included in the Original Filing remains unchanged. All references in the Amendment to the Declaration or Exhibit 4.2 shall hereinafter be deemed to refer to Exhibit 4.2 filed herewith.

Item 1.01.  Entry Into a Material Definitive Agreement.

On June 20, 2008, Tennessee Commerce Bancorp, Inc. (the “Company”) completed a trust preferred securities offering. In connection with the offering, Tennessee Commerce Statutory Trust II, a Delaware statutory trust and newly-formed subsidiary of the Company (the “Trust”), issued and sold $14.50 million aggregate principal amount of capital securities (the “Trust Preferred Securities”) in a private placement and issued $0.45 million in common securities to the Company. The Trust used the proceeds of these issuances to purchase $14.95 million of the Company’s floating rate junior subordinated deferrable interest debentures due June 30, 2038 (the “Debentures”).

The terms of the Debentures are substantially the same as the terms of the Trust Preferred Securities. Interest on the Debentures and distributions on the Trust Preferred Securities are payable quarterly in arrears on March 31, June 30, September 30 and December 31, beginning September 2008, at the floating rate per annum, reset quarterly, equal to the prime rate of interest published in The Wall Street Journal on the first business day of each distribution period plus 50 basis points (but in no event greater than 8.0% or less than 5.75%), and upon terms more fully set forth in the Indenture, dated as of June 20, 2008 (“Indenture”), between the Company and Wilmington Trust Company, as trustee. The interest payments on the Junior Subordinated Debentures paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Debentures are the sole assets of the Trust and are subordinate to the Company’s senior obligations.

The Debentures mature on June 30, 2038, and are redeemable at the Company’s option on any March 31, June 30, September 30 or December 31, commencing in June 2013, or earlier under specified conditions, including in circumstances involving certain tax matters or changes in the applicable regulatory capital treatment for the Trust Preferred Securities. If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Trust Preferred Securities. Interest on the Debentures may be deferred at any time or from time-to-time for a period not exceeding 20 consecutive quarterly payments, provided there is no event of default and the deferral does not extend beyond maturity. If the Company elects to defer interest on the Debentures, or if an event of default occurs, the Company will generally not be able to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company’s common stock. The entire principal of the Debentures may become due and payable immediately if an event of default occurs.

The terms of the Trust Preferred Securities are governed by the Amended and Restated Declaration of Trust, dated June 20, 2008 (the “Declaration”), among the Company, as sponsor, Wilmington Trust Company, as institutional and Delaware trustee, and the administrators named therein.

In connection with the issuance of the Trust Preferred Securities, the Company entered into a Guarantee Agreement, dated June 20, 2008 (the “Guarantee”), between the Company and Wilmington Trust Company for the purpose of guaranteeing the payment of amounts to be paid by the Trust under the terms of the Trust Preferred Securities. The obligations of the Company under the Guarantee constitute unsecured obligations of the Company. The Guarantee will terminate upon the full payment of the redemption price for the Trust Preferred Securities or full payment of the Debentures upon liquidation of the Trust.

The Company intends to use the net proceeds from the sale of the Debentures to the Trust for general corporate purposes, including capitalization of wholly-owned subsidiaries of the Company.

The Trust Preferred Securities were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder relating to sales by an issuer not involving any public offering, and applicable state securities laws, to the extent an exemption from such registration was required. The purchasers represented to the Company and the Trust that they were accredited investors as defined in Rule 501(a) of the Securities Act and that the securities issued pursuant thereto were being acquired for investment purposes. The sales of these securities were made without general solicitation, advertising or commissions. Unless registered under the Securities Act, the Trust Preferred Securities may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The descriptions of the Indenture, Declaration and Guarantee contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, Declaration and Guarantee, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

On June 20, 2008, the Company issued a press release regarding the foregoing transaction, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and is incorporated herein by reference in its entirety.

Item 3.02.  Unregistered Sale of Equity Securities.

The information required by this item is included in Item 1.01 and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

	Exhibit 4.1	Indenture, dated as of June 20, 2008, between Tennessee Commerce Bancorp, Inc. and Wilmington Trust Company, as trustee (1)
Exhibit 4.2

Amended and Restated Declaration of Trust, dated June 20, 2008, among Tennessee Commerce Bancorp, Inc., as sponsor, Wilmington Trust Company, as institutional and Delaware trustee, and Arthur F. Helf, Lamar Cox and Michael R. Sapp, as administrators

	Exhibit 4.3	Guarantee Agreement, dated June 20, 2008, between Tennessee Commerce Bancorp, Inc. and Wilmington Trust Company (1)
	Exhibit 99.1	Press Release of Tennessee Commerce Bancorp, Inc., dated June 20, 2008 (1)

(1)                   Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 23, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Arthur F. Helf
Arthur F. Helf
Chairman and Chief Executive Officer

Date: June 27, 2008

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of June 20, 2008, between Tennessee Commerce Bancorp, Inc. and Wilmington Trust Company, as trustee (1)
4.2

Amended and Restated Declaration of Trust, dated June 20, 2008, among Tennessee Commerce Bancorp, Inc., as sponsor, Wilmington Trust Company, as institutional and Delaware trustee, and Arthur F. Helf, Lamar Cox and Michael R. Sapp, as administrators

4.3	Guarantee Agreement, dated June 20, 2008, between Tennessee Commerce Bancorp, Inc. and Wilmington Trust Company (1)
99.1	Press Release of Tennessee Commerce Bancorp, Inc., dated June 20, 2008 (1)

(1)                   Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 23, 2008, and incorporated herein by reference.